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                                                                     Exhibit 1.1



                                    ATA INC.
                     (an exempted company limited by shares
                      under the laws of the Cayman Islands)

                         [-] American Depositary Shares
                       each representing two Common Shares

                         FORM OF UNDERWRITING AGREEMENT

                                                                       [-], 2008

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
  as Representative of the several Underwriters
4 World Financial Center
250 Vesey Street
New York, New York  10080

Ladies and Gentlemen:

     ATA Inc., an exempted company limited by shares under the laws of the Cayman Islands (the "Company"), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof) for whom Merrill Lynch is acting as representative (in such capacity, the "Representative"), with respect to (i) the issue and sale by the Company, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of American Depositary Shares ("ADSs"), each ADS representing two common shares, par value US$0.01 per share, of the Company ("Common Shares"), set forth in Schedule A hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof for the Underwriters to purchase all or any part of [-] additional ADSs, to cover over-allotments, if any. The aforesaid [-] ADSs (the "Initial Securities") to be purchased by the Underwriters and all or any part of the [-] ADSs subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." The offer of the Securities by the Underwriters is hereinafter called the "Offering."

     The Common Shares to be represented by ADSs are to be deposited pursuant to a deposit agreement (the "Deposit Agreement"), among the Company, Citibank, N.A., as depositary (the "Depositary"), and the holders from time to time of the American Depositary Receipts ("ADRs") to be issued under the Deposit Agreement and evidencing the ADSs.

     Unless the context otherwise requires, references to the "Securities" herein shall constitute references both to the Common Shares and to the ADSs (and to the Common Shares represented by such ADSs). All references to "US dollars" or "$" herein are to United States dollars.

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     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

     The Company hereby acknowledges that, as part of the proposed offering of the ADSs, it has requested Piper Jaffray & Co. to administer a directed share program (the "Directed Share Program") under which up to [-] ADSs, or 8% of the ADSs to be purchased by the Underwriters (the "Reserved Securities"), shall be reserved for sale by the Underwriters at the purchase price set forth on the cover page of the Prospectus (as defined below) to certain eligible friends and family members of the Company's management, directors, affiliates and strategic partners of the Company and employees of certain of the Company's clients, course content providers and landlord (collectively, the "Directed Share Participants"), as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the National Association of Securities Dealers, Inc., and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such Directed Share Participants by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby. The Company has supplied Piper Jaffray & Co. with the names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be the Directed Share Participants.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form F-1 (No. 333-148512) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus filed with the Commission used before such registration statement became effective, and any prospectus filed with the Commission that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement is called a "preliminary prospectus." Such registration statement, including the amendments, exhibits and schedules thereto, if any, at the time it became effective and including the Rule 430A Information is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the Offering is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

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     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include any document filed under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

     The Company and the Depositary have prepared and filed with the Commission a registration statement on Form F-6 (No. 333-148641) and a related prospectus, which may be in the form of the ADR certificate, for the registration under the 1933 Act of the ADSs evidenced by ADRs, have filed such amendments thereto and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement on Form F-6 for the registration of the ADSs evidenced by ADRs, as amended at the time it becomes effective (including by the filing of any post-effective amendments thereto), is hereinafter called the "ADR Registration Statement."

     The Company has prepared and filed with the Commission a registration statement on Form 8-A (No. 001-33910) for the registration under the 1934 Act of the Common Shares. The various parts of such registration statement on Form 8-A for the registration of the Common Shares, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, are hereinafter called the "Form 8-A Registration Statement."

     SECTION 1. Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 2(d) hereof, and as of each Date of Delivery (if any) referred to in
Section 2(d) hereof, and agrees with each Underwriter, as follows:

          (i) Compliance with Registration Requirements. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, the ADR Registration Statement and the Form 8-A Registration Statement has been declared effective by the Commission under the 1933 Act or 1934 Act, as applicable, and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto, the ADR Registration Statement or the Form 8-A Registration Statement has been issued under the 1933 Act or 1934 Act, as applicable, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

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          At the respective times the Registration Statement, any Rule 462(b)
     Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the relevant Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, any preliminary prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Time (and, if any Option Securities are purchased, at the relevant Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and the Statutory Prospectus (as defined below) as of the Applicable Time and the information included on Schedule C hereto, all considered together (collectively, the "General Disclosure Package"), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          As used in this subsection and elsewhere in this Agreement:

          "Applicable Time" means [-] p.m. (New York City time) on January [-], 2008 or such other time as agreed by the Company and the Representative.

          "Statutory Prospectus" as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein.

          "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 of the 1933 Act Regulations ("Rule 433"), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a "road show that is a written communication" within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the

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     Commission or, if not required to be filed, in the form retained in the
     Company's records pursuant to Rule 433(g).

          "Issuer General Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a Bona Fide Electronic Road Show (as defined below)), as evidenced by its being specified in Schedule D hereto.

          "Issuer Limited Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

          The Company has made available a "bona fide electronic road show," as defined in Rule 433, in compliance with Rule 433(d)(8)(ii) (the "Bona Fide Electronic Road Show") such that no filing of any "road show" (as defined in Rule 433(h)) is required in connection with the offering of the Securities.

          Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary prospectus or other prospectus deemed to be a part thereof that has not been superseded or modified.

          The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein.

          Each preliminary prospectus (including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act) complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the Offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          At the time the ADR Registration Statement became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the ADR Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          At the time the Form 8-A Registration Statement became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the

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     Form 8-A Registration Statement complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          At the time of filing the Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities, the Company was not and, at the date hereof, is not an "ineligible issuer," as defined in Rule 405 of the 1933 Act Regulations.

          (ii) Foreign Private Issuer. The Company is a "foreign private issuer" as defined in Rule 405 under the 1933 Act.

          (iii) Independent Accountants. KPMG, who have audited the financial statements (including the notes thereto) of the Company and its subsidiaries that are included in the Registration Statement and the Prospectus, and whose report appears in the Registration Statement and the Prospectus, are an independent registered public accounting firm and are independent as required by the 1933 Act and the 1933 Act Regulations.

          (iv) Financial Statements. The financial statements included in the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("US GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with US GAAP the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the General Disclosure Package or the Prospectus by the 1933 Act or the 1933 Act Regulations. The selected financial data and the summary financial information included in the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein,
     (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Group Entities (as defined below) taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (ii) there have been no transactions entered into by the Company and the

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     Group Entities, other than those in the ordinary course of business, that are material with respect to the Company or any of the Group Entities taken as a whole, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital,
     (iv) there has been no material adverse change in the share capital, long-term indebtedness, consolidated net current assets or shareholders' equity, consolidated net revenues or the total or per-share amounts of net income of the Company and its Group Entities, and (v) there has been no obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Group Entity, which is material to the Company and the Group Entities taken as a whole.

          (vi) Organization of the Company. The Company has been duly organized and is validly existing under the laws of the Cayman Islands, and has the legal right, power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and the Deposit Agreement (together, the "Principal Agreements"), and is duly qualified to transact business and is in good standing, where applicable, in any jurisdiction in which it owns or leases any properties or conducts any business except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. The Company's Second Amended and Restated Memorandum and Articles of Association (the "Current Articles of Association"), and its Third Amended and Restated Memorandum and Articles of Association (the "Amended Articles of Association" and, together with the Current Articles of Association, the "Articles of Association"), which will become effective immediately upon the closing of the Offering, comply with the requirements of Cayman Islands law. The Current Articles of Association are in full force and effect. The Amended Articles of Association, upon their effectiveness, will be in full force and effect.

          (vii) Organization of Group Entities. Each of ATA Testing Authority (Beijing) Limited ("ATA Testing") and ATA Learning (Beijing) Inc. ("ATA Learning"), each a "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X), ATA Testing Authority (Holdings) Limited ("ATA BVI") and ATA Online Education Technology Limited ("ATA Online"), a variable interest entity (each a "Group Entity" and, collectively, the "Group Entities") has been duly organized and is validly existing as a corporation in good standing, where applicable, under the laws of the jurisdiction of its incorporation and has the legal right, power and authority (corporate and other) to own, lease and operate its properties, if any, and to conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing, where applicable, in any jurisdiction in which it owns or leases any properties or conducts any business except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the General Disclosure Package and the Prospectus, all of the issued and outstanding share capital or equity interest of each of ATA Testing, ATA Learning and ATA BVI has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company or, in the case of ATA Testing and ATA Learning, by ATA BVI directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; except as otherwise disclosed in the General Disclosure Package and the Prospectus, all of the equity interest of ATA Online has been

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     duly authorized and validly issued and is 100% owned, collectively, by Mr.
     Kevin Xiaofeng Ma and Mr. Walter Lin Wan directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of equity interest of such Group Entity was issued in violation of the preemptive or similar rights of any securityholder of such Group Entity. Other than the Group Entities, the Company does not own, directly or indirectly, any entity, and the Group Entities constitute all of the entities that are consolidated in the Company's financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus.

          (viii) Capitalization. The authorized, issued and outstanding share capital of the Company is as set forth in the General Disclosure Package and the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus and except for the conversion of all of the Company's Series A and Series A-1 Preferred Shares (the "Preferred Shares") immediately upon the Closing). All issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders of the outstanding shares of the Company have irrevocably waived any entitlement to pre-emptive or other rights to acquire the Common Shares in connection with the Offering; none of the outstanding shares of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except as otherwise disclosed in the General Disclosure Package and the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants or rights to purchase from the Company Common Shares or any other shares of capital stock or share capital of any of the Company and the Group Entities nor are there any obligations of the Company to allot, issue or transfer, the Securities; the Securities are freely transferable by the Company to or for the account of the Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Securities under the laws of the Cayman Islands or the United States.

          (ix) Authorization of Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

          (x) Authorization of Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

          (xi) Proper Form of Agreements. This Agreement and the Deposit Agreement are in proper form under the laws of the Cayman Islands for the enforcement thereof against the Company in accordance with the laws of the Cayman Islands and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement and the Deposit Agreement; it is not necessary that this Agreement, the

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     Deposit Agreement, the Prospectus or any other document be filed or recorded with any court or other authority in the Cayman Islands or that any Cayman Islands stamp duty or similar tax be paid on or in respect of this Agreement, the Deposit Agreement or any other document to be furnished hereunder or thereunder, provided each is executed outside of the Cayman Islands.

          (xii) Validity of ADRs. Upon the due issuance by the Depositary of ADRs evidencing the ADSs against the deposit of the Common Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs evidencing the ADSs specified therein and in the Deposit Agreement.

          (xiii) Validity of Preferred Shares. All the outstanding Preferred Shares have been duly authorized and validly issued and are fully paid and non-assessable and conform to the descriptions thereof contained in the General Disclosure Package and the Prospectus in all material respects; all the Common Shares issuable upon the mandatory conversion of the Preferred Share as described in the General Dislcosure Package and the Prospectus have been duly authorized; and, immediately upon the Closing, all the Preferred Shares will be converted into Common Shares of the Company and all such Common Shares will be validly issued and fully paid and non-assessable.

          (xiv) Stock Options. All grants of options to acquire Common Shares granted by the Company ("Company Stock Options") were validly issued and properly approved by the board of directors of the Company (the "Board") in material compliance with all applicable laws and the terms of the plans under which such Company Stock Options were issued and were recorded on the Company financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus in accordance with US GAAP, and no such grants involved any "back-dating," "forward dating," "spring loading" or similar practices with respect to the effective date of grant.

          (xv) No Limitation on Vote, Transfer and Payment of Dividends. Except as set forth in the Articles of Association, the Deposit Agreement, the General Disclosure Package or the Prospectus and, except for applicable securities law restrictions on the sale of securities, there are no limitations on the rights of holders of Common Shares, ADSs or ADRs evidencing the ADSs to hold or vote or transfer their respective securities, and no approvals are currently required in the Cayman Islands in order for the Company to pay dividends declared by the Company to the holders of Common Shares, including the Depositary and, except as disclosed in the General Disclosure Package and the Prospectus, no such dividends or other distributions will be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and may be so paid without the necessity of obtaining any Governmental License (as defined in Section 1(a)(xxv)) in the Cayman Islands.

          (xvi) Authorization and Description of Securities. The sale of the Securities by the Company does not violate any of the Company's internal policies regarding the sale of shares by its affiliates. The Securities to be purchased by the Underwriters from the

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     Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with this Agreement and, in the case of the ADSs, the Deposit Agreement, will be validly issued, fully paid and non-assessable and will be issued free and clear of all liens, encumbrances, equities or claims; the Common Shares, the ADRs and the ADSs conform to all statements relating thereto contained in the General Disclosure Package and the Prospectus, including statements under the captions "Description of Share Capital" and "Description of American Depositary Shares" and such descriptions conform in all material respects to the rights set forth in the instruments defining the same; except as otherwise disclosed in the General Disclosure Package and the Prospectus, no holder of the Securities is or will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (xvii) Absence of Defaults and Conflicts. None of the Company or the Group Entities is in violation of its charter or by-laws or other constituent or organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which any of the Company and the Group Entities is a party or by which it or any of them may be bound, or to which any of the property or assets of any of the Company and the Group Entities is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of each of the Principal Agreements and the consummation of the transactions contemplated in each of the Principal Agreements, the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under each of the Principal Agreements have been duly authorized by all necessary corporate action and received all necessary approvals from any governmental or regulatory body and the necessary sanction or consent of its shareholders and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company and the Group Entities pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws or other constituent or organizational documents or business license or other organizational document of any of the Company and the Group Entities or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any of the Company and the Group Entities or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Company and the Group Entities.

          (xviii) Arrangements with Directors, Executive Officers and Affiliates. Except as disclosed in the General Disclosure Package or the Prospectus or filed as exhibits thereto, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between any of the Company and the Group Entities and any director or executive officer of the Company or any person connected with such director or executive officer (including his/her spouse or infant children or any company or undertaking in which he/she holds a controlling interest). There are no relationships or transactions between any of the Company and the Group Entities on the one hand and its or their affiliates, officers and directors or their shareholders, customers or suppliers on the other hand that are required to be disclosed under the 1933 Act or the 1933 Act Regulations but are not disclosed in the Registration Statement.

          (xix) Absence of Labor Dispute. No labor dispute with the employees of any of the Company and the Group Entities exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Group Entities' principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

          (xx) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting any of the Company and the Group Entities, that is required to be disclosed in the General Disclosure Package or the Prospectus (other than as disclosed therein), or that might result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Principal Agreements or the performance by the Company of its obligations thereunder; the aggregate of all pending legal or governmental proceedings to which any of the Company and the Group Entities is a party or of which any of their respective property or assets is the subject that are not described in the General Disclosure Package or the Prospectus, including ordinary routine litigation incidental to the business of any of the Company and the Group Entities, could not result in a Material Adverse Effect.

          (xxi) Possession of Intellectual Property. Each of the Company and the Group Entities owns or possesses or otherwise has the legal right to use, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and none of the Company or the Group Entities has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of any of the Company and the Group Entities therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

          (xxii) Absence of Further Requirements for the Offering. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or any stock exchange authority is necessary or required for the performance by the Company of its obligations under any of the Principal Agreements in connection with the offering, issuance or sale of the Securities under the Principal Agreements or the consummation of the transactions contemplated hereby, except (i) such as have been already filed, obtained or as may be required under the 1933 Act or the 1933 Act Regulations or U.S. federal, state or local securities or blue sky laws or stock exchange rules and regulations and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

          (xxiii) Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (xxiv) Dividends. Except as otherwise disclosed in the General Disclosure Package and the Prospectus, none of the Group Entities is currently prohibited, directly or indirectly, from paying any dividends or other distributions to the Company, from making any other distribution on its equity interest, or from transferring any of its property or assets to the Company; except as disclosed in the General Disclosure Package and the Prospectus, all dividends and other distributions declared and payable upon the equity interests in ATA Testing and ATA Learning to the ATA BVI may be converted into foreign currency that may be freely transferred out of the People's Republic of China (the "PRC").

          (xxv) Free Writing Prospectuses. The Company has complied with the requirements of Rule 433 under the 1933 Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than the Pricing Prospectus, the Final Prospectus, and any Issuer Free Writing Prospectus, or (ii) filed, referred to, approved, used or authorized the use of any "free writing prospectus" as defined in Rule 405 under the 1933 Act with respect to the Offering or the Securities, except for any Issuer Free Writing Prospectus previously approved by the Representative and any electronic road show previously approved by the Representative.

          (xxvi) Possession of Licenses and Permits. The Company and each of the Group Entities possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by, and has made all declarations and filings with, the appropriate national, local or other regulatory agencies or bodies required for the authorization, execution and delivery by the Company of any of the Principal Agreements or necessary to conduct the business now operated by them, with such exceptions as would not have a Material Adverse Effect; the Company and the Group

     Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity or failure to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; none of the Governmental Licenses contains any materially burdensome restrictions or conditions not described in the General Disclosure Package and the Prospectus; and neither the Company nor any Group Entity has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect or has any reason to believe that any such Governmental License will be revoked, modified or suspended.

          (xxvii) Title to Property. The Company and the Group Entities have good and marketable title to all real property owned by the Company and the Group Entities and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as
     (a) are described in the General Disclosure Package and the Prospectus or
     (b) do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Group Entities; and all of the leases and subleases material to the business of the Company and the Group Entities, individually or in the aggregate, and under which the Company or the Group Entities hold properties described in the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Group Entity has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Group Entities under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Group Entities to the continued possession of the leased or subleased premises under any such lease or sublease; and no party to any of the leases or subleases is in violation or breach of any PRC national, provincial, municipal or other local law, regulation, statute, rule or order, which violation or breach could invalidate, impair or result in any fine, penalty or government sanction with regard to any lease or sublease, except as described in the General Disclosure Package and the Prospectus.

          (xxviii) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the General Disclosure Package and the Prospectus will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") immediately after the Offering.

          (xxix) Environmental Laws. Except as described in the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (i) none of the Company or the Group Entities is in violation of any national, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) each of the Company and the Group Entities has all permits, authorizations and approvals required under any applicable Environmental Laws and is each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any of the Company and the Group Entities and
     (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting any of the Company and the Group Entities relating to Hazardous Materials or any Environmental Laws.

          (xxx) Passive Foreign Investment Company Status. Based on the projected composition of the Company's income and valuation of its assets, including goodwill, the Company does not expect to become a passive foreign investment company, as defined in Section 1296(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), in 2008, and does not expect to become a passive foreign investment company in the future.

          (xxxi) No Finder's Fee. Except as described in the General Disclosure Package and the Prospectus, there are no contracts, agreements, or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement and the Deposit Agreement or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, any of the Group Entities or affiliates that may affect the Underwriters' compensation as determined by FINRA.

          (xxxii) No Unapproved Marketing Documents. The Company has not distributed and, prior to the later to occur of any Date of Delivery and completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than any preliminary prosepctus, the General Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus to which the Representative has consented in accordance with this Agreement.

          (xxxiii) Registration Rights. Except as described in the General Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

          (xxxiv) Employee Benefits. Except as set forth in the General Disclosure Package and the Prospectus, the Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any Group Entity, or to any other person; each of the Company and the Group Entities are in compliance with all applicable laws relating to employee benefits.

          (xxxv) Pro Forma Financial Information. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the General Disclosure Package and the Prospectus in accordance with Regulation S-X that have not been included as so required.

          (xxxvi) Compliance of Internal Controls with the 1934 Act. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that complies with the requirements of the 1934 Act that are applicable to the Company and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP; except as disclosed in the General Disclosure Package and the Prospectus, the Company is not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which is reasonably likely to adversely affect the company's ability to record, process, summarize or report financial information, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; since the date of the latest audited financial statements included in the General Disclosure Package and the Prospectus, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting other than as disclosed in the General Disclosure Package and the Prospectus.

          (xxxvii) Compliance of Disclosure Controls and Procedures. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that comply with the requirements of the 1934 Act that are applicable to the Company and have been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to ensure that material information relating to each of the Company and the Group Entities is made known to the Company's Principal Executive Officer and Principal Financial Officer by others within those entities; such disclosure controls and procedures (i) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared and (ii) except as disclosed in the General Disclosure Package and the Prospectus, are effective in all material respects to perform the functions for which they were established. Except as set forth in the General Disclosure Package and the Prospectus, the Company has not publicly disclosed or reported to the audit committee or the Board, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the audit committee or the Board, a significant deficiency, material weakness, change in such internal controls or fraud involving management or other employees who have a significant role in such internal controls (each, an "Internal Control Event"), any violation of, or failure to comply with, any securities laws, or any matter which, if determined adversely, would have a Material Adverse Effect.

          (xxxviii) Accounting Controls. Each of the Company and the Group Entities maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with US GAAP and to maintain accountability for assets; (iii access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) financial reports are prepared on a timely basis based on the transactions recorded pursuant to clause (ii) above under US GAAP. These reports provide the basis for the preparation of the Company's consolidated financial statements under US GAAP and have been maintained in compliance with applicable laws. Except as described in the General Disclosure Package and the Prospectus, since the end of the Company's most recent audited fiscal year, there has been (x) no material weakness in the Company's internal control over financial reporting (whether or not remediated) and (y) no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

          (xxxix) Absence of Accounting Issues. The Board has confirmed to the Chief Executive Officer, Chief Financial Officer or General Counsel of the Company that, except as set forth in the General Disclosure Package and the Prospectus, the Board is not reviewing or investigating, and neither the Company's independent auditors nor its internal auditors have recommended that the Board review or investigate, (i) adding to, deleting, changing the application of, or changing the Company's disclosure with respect to, any of the Company's material accounting policies; (ii) any matter which could result in a restatement of the Company's financial statements for any annual or interim period during the current or prior three fiscal years; or
     (iii) any Internal Control Event.

          (xl) Compliance with the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the "Sarbanes-Oxley Act") which the Company is required to comply with as of the effectiveness of the Registration Statement, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act which will become applicable to the Company at all times after the effectiveness of the Registration Statement.

          (xli) Payment of Taxes. All applicable income tax returns of each of the Company and the Group Entities required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed which are due and payable have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. All tax returns of the Company through the tax year ended December 31, 2007 required by law to be filed have been settled and no assessment in connection therewith has been made against the Company. Each of the Company and the Group Entities has filed all other tax returns that are required to have been filed by them pursuant to applicable national, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by any of the Company and the Group Entities, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

          (xlii) Insurance. Each of the Company and the Group Entities carries or is entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business in the PRC, and all such insurance is in full force and effect. The Company has no reason to believe that it or any Group Entity will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither the Company nor any Group Entity has been denied any insurance coverage which it has sought or for which it has applied. So far as the Company is aware (x) there are no circumstances which would reasonably be expected to render such insurance void or voidable and there is no material insurance claim made by or against any of the Company and the Group Entities, pending, threatened or outstanding and (y) no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have been paid.

          (xliii) Statistical and Market-Related Data. Any statistical and market-related data included in the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources.

          (xliv) MD&A Description. The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the General Disclosure Package and the Prospectus accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and that require management's most difficult, subjective or complex judgments ("critical accounting policies"), (ii) judgments and uncertainties affecting the application of critical accounting policies, and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

          (xlv) Management Review. The Company's management have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with its legal advisers and independent accountants with regards to such disclosure.

          (xlvi) Liquidity and Capital Resources. The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" in the General Disclosure Package and the Prospectus accurately and fully describes: (i) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur, and (ii) none of the Company or the Group Entities is engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by any of the Company and the Group Entities, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements. As used herein, the phrase "reasonably likely" refers to a disclosure threshold lower than "more likely than not."

          (xlvii) Stamp Duty; Transfer Tax. Except as disclosed in the General Disclosure Package and the Prospectus, under the laws and regulations of the PRC and the Cayman Islands, no transaction, stamp, capital or other issuance, registration or transfer taxes or duties are payable in the PRC or the Cayman Islands by or on behalf of the Underwriters to any PRC or Cayman Islands taxing authority in connection with (i) the issuance, sale and delivery by the Company to or for the account of the Underwriters of the Securities, (ii) the initial sale and delivery by the Underwriters of the Securities to purchasers thereof, (iii) the holding or transfer of the Securities outside the PRC or the Cayman Islands, (iv) the deposit of the Common Shares with the Custodian and the issuance and delivery of the ADRs, or (v) other than nominal stamp duty if this Agreement is executed in the Cayman Islands, the execution and delivery of any agreement in connection with the Offering.

          (xlviii) Accuracy of Information. There are no legal or governmental proceedings, statutes, contracts or documents that are required under the 1933 Act or the 1933 Act Regulations to be described in the General Disclosure Package or the Prospectus which have not been so described. There are no contracts or documents that are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits thereto that have not been so described and filed as required. The description in the General Disclosure Package and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents is accurate and presents the information required to be shown in all material respects. The Prospectus will contain, when issued, all information and particulars required to comply with all statutory and other provisions (including, without limitation, the relevant laws and regulations of the Cayman Islands and the PRC) so far as applicable in the Prospectus, which is or might reasonably be considered to be material for disclosure to a potential subscriber, investor, underwriter or sub-underwriter of the Securities or for the purpose of making an informed assessment of the assets and liabilities, financial position, and profits and losses of each of the Company and the Group Entities including, but without prejudice to the generality of the foregoing, any special trade factors or risks known to any of the Company and the Group Entities or any of their directors and/or executive officers and which would reasonably be expected to have a Material Adverse Effect. All material information which ought to have been supplied or disclosed by the Company and its directors and/or executive officers to the Underwriters, the Representative, KPMG or the legal or other professional advisers to the Underwriters or the Company for the purposes of or in the course of preparation of the General Disclosure Package or the Prospectus has been supplied or disclosed by the Company and its directors and executive officers and nothing has occurred since the date the same was supplied or disclosed which requires the same to be amended or updated in any material respect.

          (xlix) Choice of Law; Consent to Jurisdiction; Appointment of Agent for Service of Process. The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the PRC and the Cayman Islands and will be honored by courts in the PRC and the Cayman Islands. The Company has the power to submit, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, United States of America (each, a "New York Court"), and the Company has the power to designate, appoint and empower, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, the Authorized Agent (as defined in Section 14 hereof) for service of process in any action arising out of or relating to this Agreement or the Securities in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 14 hereof.

          (l) Waiver of Immunity. None of the Company, the Group Entities or any of the Company's or any of the Group Entity's properties, assets or revenues has any right of immunity under PRC, Cayman Islands or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any PRC, Cayman Islands, New York or U.S. federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement; and, to the extent that each of the Company and the Group Entities or any of the Company's or any Group Entity's properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the Group Entities waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 13 of this Agreement.

          (li) Enforceability of New York Judgment. The courts of the Cayman Islands would recognize as a valid judgment, a final and conclusive judgment in personam obtained in the New York Courts against the Company based upon this Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (i) such courts had proper jurisdiction over the parties subject to such judgment, (ii) such courts did not contravene the rules of natural justice of the Cayman Islands, (iii) such judgment was not obtained by fraud, (iv) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands, (v) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands, and (vi) there is due compliance with the correct procedures under the laws of the Cayman Islands.

          (lii) Listing. The Securities have been authorized for quotation, subject to official notice of issuance, on the Nasdaq Global Market ("NASDAQ"), under the symbol "ATAI".

          (liii) Contingent Obligations. Except as disclosed in the General Disclosure Package and the Prospectus, there are no outstanding guarantees or other contingent obligations of any of the Company and the Group Entities that could reasonably be expected to have a Material Adverse Effect.

          (liv) Integration of Other Offerings. Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the 1933 Act) has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" (within the meaning of the 1933 Act and the 1933 Act Regulations) with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its affiliates has sold or issued (i) any Securities or other security of the Company, (ii) any security convertible into, or exercisable or exchangeable for, Common Shares or any other security of the Company,
     (iii) any equity interest or other security of any Group Entity or (iv) any security convertible into, or exercisable or exchangeable for, such equity interest or any other security of any Group Entity during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A, Regulation D or Regulation S under the 1933 Act.

          (lv) Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any Group Entity is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

          (lvi) OFAC Compliance. None of the Company and the Group Entities, nor, to the Company's knowledge, any of their respective officers, directors, managers, agents, employees or affiliates thereof is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and neither the Company nor any Group Entity will, directly or indirectly, use the proceeds of this Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          (lvii) Compliance with Money Laundering Laws. The operations of each of the Company and the Group Entities are and have been conducted at all times in compliance with financial record-keeping and reporting requirements of all applicable jurisdictions and the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Group Entity with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

          (lviii) Reserved Securities Sales. The Company has not offered, or caused the Representative to offer, Reserved Securities to any person with the specific intent to unlawfully influence (i) a customer or supplier of the Company or any of its affiliates to alter the customer's or supplier's level or type of business with any such entity or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its affiliates, or their respective businesses or products.

          (lix) SAFE Compliance. Except as otherwise described in the General Disclosure Package and the Prospectus, the Company has taken all reasonable steps to comply with, and to ensure compliance by all of the Company's shareholders who are PRC residents or PRC citizens with any applicable rules and regulations of the State Administration of Foreign Exchange (the "SAFE Rules and Regulations"), including without limitation, taking reasonable steps to require each shareholder that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

          (lx) No Trading. None of the Company or the Group Entities is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined.

          (lxi) No Association with FINRA. Except as disclosed in the Registration Statement, neither the Company nor any of his, her or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(dd) of the By-laws of FINRA), any member firm of FINRA.

          (lxii) M&A Rules. The Company is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission ("CSRC") and the State Administration of Foreign Exchange of the PRC on August 8, 2006 (the "M&A Rules"), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles ("SPVs") formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on stock exchange located outside of the PRC; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice; and the Company has fully communicated such legal advice from its PRC counsel to each of its directors that signed the Registration Statement and each such director has confirmed that he or she understands such legal advice.

          (lxiii) M&A Clarifications. The issuance and sale of the Securities, the listing and trading of the ADSs on the NASDAQ or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney is not and will not be, as of the date hereof or at each Date of Delivery, adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules, including the guidance and notices issued by the CSRC on September 8 and September 21, 2006 (collectively, the "M&A Rules and Related Clarifications").

          (lxiv) Non-applicability of M&A Rules. As of the date hereof, the M&A Rules did not and do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Securities, the listing and trading of the ADSs on the NASDAQ, or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney.

          (lxv) Disclosure of M&A Rules. The statements set forth in the General Disclosure Package under the captions "Risk Factors--Risks Related to Regulation of Our Business - If the China Securities Regulatory Commission, or CSRC, or another PRC regulatory agency determines that CSRC approval is required in connection with this offering, this offering may be delayed or cancelled, or we may become subject to penalties" are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries which would make the same misleading in any material respect.

          (lxvi) Directors and Senior Management. Other than the persons described in the General Disclosure Package and the Prospectus under the caption "Directors and Executive Officers" in the section entitled "Management", there are no other persons having authority and responsibility for planning, directing and controlling the activities of the Company or considered to be key management personnel of the Company or otherwise required to be described in the General Disclosure Package or the Prospectus pursuant to Item 6 of Form 20-F.

     (b) Officer's Certificates. Any certificate signed by any officer of the Company or of any Group Entity delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

     SECTION 2. Sale and Delivery to the Underwriters; Closing.

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per ADS set forth in Schedule B, that the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional securities.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [-] ADSs at the same price per ADS set forth in Schedule B less an amount per Common Share represented by such ADSs equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date of the Prospectus and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments by written notice from the Representative to the Company setting forth the aggregate number of Option Securities to be purchased and the date on which such Option Securities are to be delivered, as determined by the Representative but in no event earlier than the Closing Time or, unless the Representative and the Company otherwise agree in writing, not earlier than two or later than ten business days after the date of such notice. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased that the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Denominations; Registration; Delivery of ADRs. ADRs evidencing the Securities purchased by the Underwriters hereunder shall be delivered by the Company to the

Representative through the facilities of DTC, for the respective accounts of the Underwriters, against payment for the Securities by or on behalf of such Underwriters to the Company of the purchase price therefor by wire transfer through the Federal Wire System in New York in US dollars in immediately available funds to an account designated by the Company.

     (d) Time and Date of Deliveries and Payments. The time and date of delivery of, and payment for, the Initial Securities shall be 9:30 a.m., New York City time on [-], 2008 (unless postponed in accordance with the provisions of Section
10), or such other time not later than ten business days after such date as the Representative and the Company may agree upon in writing (such time and date of payment and delivery being herein called the "Closing Time"). The time and date of delivery and payment with respect to the Option Securities shall be 9:30 a.m., New York City time on the date specified by the Representative in a written notice given by the Representative of an election by the Underwriters to purchase such Option Securities, or such other time and date as the Representative and the Company may agree upon in writing. Any such time and date for delivery of and payment for the Option Securities, if not the Closing Time, is herein called a "Date of Delivery."

     The documents to be delivered at the Closing Time by or on behalf of the parties hereto pursuant to Section 5 hereof, including any additional documents reasonably requested by the Underwriters pursuant to Section 5(o) hereof, will be delivered at the offices of Simpson Thacher & Bartlett LLP, 35th Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong at 8:00 a.m., Hong Kong time, on the day of the Closing Time.


     SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement, to the ADR Registration Statement or to the Form 8-A Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission,
(iii) of any request by the Commission for any amendment to the Registration Statement, to the ADR Registration Statement or to the Form 8-A Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the Offering. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), to the ADR Registration Statement or the Form 8-A Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object. The Company has given and will give the Representative notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectus. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as each Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as each Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, the rules and regulations of FINRA and the NASDAQ so as to permit the completion of the distribution of the Securities as contemplated in the Principal Agreements and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration

Statement, the ADR Registration Statement or the Form 8-A Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, or the 1934 Act or the 1934 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the ADR Registration Statement, the Form 8-A Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (within or outside the United States) as the Representative may designate and to maintain such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, which period shall in no event extend for more than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for as long as may be necessary to complete the distribution of the Securities, which period shall in no event extend for more than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (i) Compliance with Rule 463. The Company will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 of the 1933 Act Regulations.

     (j) Listing. The Company will use its best efforts to effect and maintain the quotation of the ADSs on the NASDAQ and will file with the NASDAQ all documents and notices required by the NASDAQ of companies that are traded on the NASDAQ and quotations for which are reported by the NASDAQ.

     (k) Restriction on Sale of Securities. During a period of 180 days from the date of this Agreement (the "Lock-Up Period"), the Company shall not, without the prior written consent of the Representative, (i) directly or indirectly, dispose of (including without limitation, issue, agree to issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly), any Common Shares or ADSs or any security that constitutes the right to receive Common Shares or ADSs or any securities convertible into or exercisable or exchangeable for or repayable with Common Shares or ADSs (collectively, the "Lock-Up Securities") or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap agreement or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Common Shares or ADSs, whether any such swap agreement or other agreement or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Shares or ADSs or such other securities, in cash or otherwise. The foregoing shall not apply to (A) the Common Shares or ADSs to be sold hereunder, (B) the transactions by the Company with the prior written consent of the Representative, (C) any issuance of share options or restricted shares to the Company's directors, officers and employees in accordance with and in the amounts specified in the Company's existing share option plans referred to in the General Disclosure Package and the Prospectus; and (D) the issuance of the Common Shares or ADSs upon the exercise of employee share options, restricted shares or other options or warrants to purchase Common Shares outstanding on the date of the Prospectus and referred to in the General Disclosure Package and the Prospectus; provided that, with respect to clause (D) above, the holders of such Common Shares or ADSs shall not be permitted to transfer such Common Shares or ADSs during such 180-day period. Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this subsection (k) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representative waives, in writing, such extension.

     (l) Other Documents. The Company will furnish to the Depositary and to holders of ADRs, directly or through the Depositary, such reports, documents and other information described in the Prospectus under the caption "Description of American Depositary Shares" in accordance with the procedures stated thereunder.

     (m) Reporting Requirements. The Company, during the period when any Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (n) Compliance with FINRA Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by FINRA or the rules, regulations and interpretations of FINRA from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

     (o) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

     (p) Submission of Documents. The Company agrees to file with FINRA, the NASDAQ, the Commission and any other governmental or regulatory agency, authority or instrumentality in the Cayman Islands, the United States and the People's Republic of China, as may be required, such reports, documents, agreements and other information which the Company may from time to time be required to file, including those relating to the implementation and payment of dividends or other distributions on the Securities.

     (q) Investment Company Act. The Company will not be or become, within two years of the Closing Time, an "investment company" as defined in the 1940 Act.

     (r) Stabilization and Manipulation. The Company agrees not to (and to use its best efforts to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company.

     (s) Deposit of Common Shares. Prior to the Closing Time and each Date of Delivery, the Company will deposit or cause to be deposited Common Shares with the Depositary in accordance with the provisions of the Deposit Agreement so that the ADRs evidencing the ADSs to be delivered by such party to the Underwriters at such Closing Time or Date of Delivery are executed, countersigned and issued by the Depositary against receipt of such Common Shares and delivered to the Underwriters at such Closing Time or Date of Delivery.

     (t) Annual Reports. The Company agrees to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report in English, including a review of operations and audited consolidated financial statements and a report thereon prepared by the Company's independent accountants in accordance with US GAAP of net income (loss), shareholders' equity and, as necessary, other selected balance sheet and statement of operations items in such financial statements.

     (u) Liabilities and Agreements Prior to the Closing Time. The Company agrees that except as disclosed in the Prospectus and except for those which are not material to the Company, prior to the Closing Time, it will not incur any liabilities or enter into any material agreements (except in the ordinary course of its business) without the prior written consent of the Representative.

     (v) Cayman Islands Matters. The Company agrees that (i) it will not attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands, (ii) following the consummation of the Offering, it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Common Shares, and (iii) it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes.

     (w) Deposit Agreement. The Company agrees to abide by the covenants set forth in the Deposit Agreement.

     (x) Internal Controls Improvement. The Company has reviewed the management letter of KPMG, the independent registered public accounting firm of the Company, dated September 4, 2007, issued by KPMG in connection with its audits of the financial statements of the Company as of and for the fiscal years ended March 31, 2006 and 2007 and the Company understands the content thereof, including the material weaknesses in and other deficiencies relating to the Company's internal controls cited therein. The Company has taken and will continue to take all actions necessary to address and remediate such material weaknesses in and other deficiencies relating to the Company's internal controls, including hiring additional staff, training new and existing staff and augmenting the Company's financial information technology systems.

     (y) D&O Insurance. Prior to the Closing Time, the Company will purchase insurance covering its directors and officers for liabilities or losses arising in connection with this offering, including, without limitation, liabilities or losses arising under the 1933 Act, the 1934 Act, the 1933 Act Regulations and the 1934 Act Regulations.

     (z) Transfer Restrictions. The Company shall at all times maintain transfer restrictions (including the inclusion of legends in share certificates, as may be required) with respect to the

Company's Common Shares which are subject to transfer restrictions pursuant to this Agreement and the lock-up agreements referred to in Section 5(m) hereof and shall ensure compliance with such restrictions on the transfer of restricted Common Shares. The Company shall retain all share certificates which are by their terms subject to transfer restrictions until such time as such transfer restrictions are no longer applicable to such securities.

     (aa) Sarbanes-Oxley Act. The Company will use its best efforts to comply with the Sarbanes-Oxley Act, and will use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with the Sarbanes-Oxley Act.

     (bb) OFAC. The Company will not directly or indirectly use the proceeds of the Securities offered hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

     SECTION 4. Payment of Expenses.

     (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, of the ADR Registration Statement and of each amendment thereto and of the Form 8-A Registration Statement and of each amendment thereto, each preliminary prospectus and the Prospectus and any amendments or supplements thereto, and any costs associated with the electronic delivery of any of the foregoing by the Underwriters to investors, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the delivery of the Common Shares represented by the ADSs to the Depositary, (v) the fees and disbursements of the Company's counsels, accountants and other advisors, (vi) the filing fees in connection with the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any "Blue Sky Survey" and any supplement thereto, (vii) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (viii) the preparation, printing and delivery to the Underwriters of copies of any "Blue Sky Survey" and any supplement thereto, (ix) the fees and expenses of the Depositary, any transfer agent or registrar, and each custodian, if any, for the Securities, (x) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (xi) the fees and expenses incurred in connection with the quotation of the ADSs on NASDAQ, (xii) the filing fees incidental to the review by FINRA of the terms of the sale of the Securities, (xiii) the costs and expenses associated with complying with the provisions of Section 3(e) hereof and (xiv) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to affiliates and associates of the Company, and (xv) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriter caused by a breach of the representation contained in the third paragraph of Section 1(a)(i).

     (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9(a) or
Section 11 hereof, the Company shall reimburse the Underwriters for all of their accountable out-of-pocket expenses actually incurred, including the reasonable fees and disbursements of counsel for the Underwriters.

     (c) Expenses. For the avoidance of doubt, this Section 4 supersedes all prior agreements between the parties hereto regarding the allocation and payment of expenses.

     SECTION 5. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters hereunder, as to the ADSs to be delivered at the Closing Time and each Date of Delivery, are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company and the Group Entities delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions.

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement, shall have become effective and at such Date of Delivery no stop order suspending the effectiveness of the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement shall have been issued under the 1933 Act or the 1934 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A.

     (b) Opinion of Cayman Islands Counsel for Company. At Closing Time, the Representative shall have received the opinion, dated as of such Closing Time, of Conyers Dill & Pearman, Cayman Islands counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as the Underwriters may reasonably request.

     (c) Opinion of British Virgin Islands Counsel for Company. At Closing Time, the Representative shall have received the opinion, dated as of such Closing Time, of Conyers Dill

& Pearman, British Virgin Islands counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as the Underwriters may reasonably request.

     (d) Opinion of Special U.S. Counsel for Company. At Closing Time, the Representative shall have received the opinion, dated as of such Closing Time, of O'Melveny & Myers LLP, special U.S. counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect set forth in Exhibit C hereto and to such further effect as the Underwriters may reasonably request.

     (e) Opinion of Special PRC Counsel for Company. At Closing Time, the Representative shall have received the opinion, dated as of such Closing Time, of Jincheng & Tongda Law Firm, special PRC counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit D hereto and to such further effect as the Underwriters may reasonably request.

     (f) Opinion of U.S. Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of such Closing Time, of Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters.

     (g) Opinion of Special PRC Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of such Closing Time, of Commerce & Finance Law Offices, special PRC counsel for the Underwriters, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters.

     (h) Opinion of Counsel for Depositary. At Closing Time, the Representative shall have received the favorable opinion, dated as of such Closing Time, of Patterson Belknap Webb & Tyler LLP, counsel for the Depositary, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit E hereto and to such further effect as the Underwriters may reasonably request.

     (i) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Group Entities taken as a whole, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the chief executive officer and chief financial officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of such Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions contained herein on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to such officers' knowledge, are contemplated by the Commission.

     (j) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from KPMG a letter dated such date, in form and substance satisfactory to the Representative and KPMG, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (k) Bring-down Comfort Letter. At Closing Time, the Representative shall have received from KPMG a letter, dated as of such Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this section, except that the specified date referred to shall be a date not more than five business days prior to such Closing Time.

     (l) Approval of Listing. At Closing Time, the ADSs shall have been approved for inclusion in the NASDAQ, subject only to official notice of approval.

     (m) No Objection by FINRA. At or prior to Closing Time, FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (n) Lock-up Agreement. At the date of this Agreement, the Representative shall have received a lock-up agreement substantially in the form of Exhibit F hereto duly signed by each of the directors, executive officers and shareholders of the Company, the names of which or whom are listed on Schedule C hereto.

     (o) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by any of the Company and the Group Entities hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

          (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the chief executive officer and chief financial officer of the Company confirming that the certificate delivered at the Closing Time pursuant to
     Section 5(i) hereof remains true and correct as of such Date of Delivery.

          (ii) Opinion of Cayman Islands Counsel for Company. The favorable opinion of Conyers Dill & Pearman, Cayman Islands counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iii) Opinion of British Virgin Islands Counsel for Company. The favorable opinion of Conyers Dill & Pearman, British Virgin Islands counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (iv) Opinion of Special U.S. Counsel for Company. The opinion of O'Melveny & Myers LLP, special U.S. counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
     Section 5(d) hereof.

          (v) Opinion of Special PRC Counsel for Company. The favorable opinion of Jincheng & Tongda Law Firm, special PRC counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
     Section 5(e) hereof.

          (vi) Opinion of U.S. Counsel for Underwriters. The favorable opinion of Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, in form and substance satisfactory to the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
     Section 5(f) hereof.

          (vii) Opinion of Special PRC Counsel for Underwriters. The favorable opinion of Commerce & Finance Law Offices, special PRC counsel for the Underwriters, in form and substance satisfactory to the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(g) hereof.

          (viii) Opinion of Counsel for Depositary. The favorable opinion of Patterson Belknap Webb & Tyler LLP, counsel for the Depositary, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
     Section 5(h) hereof.

          (ix) Bring-down Comfort Letter. A letter from KPMG, in form and substance satisfactory to the Representative dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(k) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five business days prior to such Date of Delivery.

     (p) Additional Documents. At Closing Time and each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

     (q) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, the Deposit Agreement, or, in the case of any condition to the purchase of Option Securities at a Date of Delivery which is after the Closing Time, the obligations of the Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 13, 14 and 15 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.

     (a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, the ADR Registration Statement or the Form 8-A Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in jurisdictions outside the United States in connection with the reservation and sale of the Reserved Securities to eligible directors, officers, employees and associates of the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading;

          (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in
     Section 6(a)(ii)(A) hereof, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Indemnification of the Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein.

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(iii) or settlement of any claim in connection with any violation referred to in Section 6(e) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them (i) as a result of the failure of an Directed Share Participant to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase; or (ii) related to, or arising out of or in connection with, the offering of Reserved Securities, other than, in the case of this clause (ii), losses, liabilities, claims, damages and expenses incurred by the Underwriters that are finally and judicially determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Underwriters.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand, respectively, in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred in on Section 6(a)(ii)(A) hereof.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter's Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of any of the Company and the Group Entities submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9. Termination of Agreement.

     (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of any of the Company and the Group Entities, individually or in the aggregate, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the PRC or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in either U.S., Cayman Islands, British Virgin Islands, PRC or international political, financial or economic conditions or currency exchange rates or exchange controls, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, NASDAQ, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in NASDAQ has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (iv) if a banking moratorium has been declared by the Cayman Islands, People's Republic of China, U.S. federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided, further, that Sections 1, 6, 7, 8, 13, 14 and 15 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default that does not result in a termination of this Agreement or, in the case of a Date of Delivery that is after the Closing Time, that does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representative or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriters" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11. Default by the Company. If the Company shall fail at the Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 1, 6, 7, 8, 13, 14 and 15 shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve the Company from liability, if any, in respect of such default.

     SECTION 12. Tax Disclosure. Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term "tax treatment" is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term "tax structure" includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

     SECTION 13. Waiver of Immunities. To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to the Company, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Cayman Islands, New York or U.S. federal court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any such court in which proceedings may at any time be commenced, with respect to the obligations and liabilities of the Company, or any other matter under or arising out of or in connection with, the Principal Agreements or any of them, the Company hereby irrevocably and unconditionally waives or will waive such right to the extent permitted by law, and agree not to plead or claim, any such immunity and consents to such relief and enforcement.

     SECTION 14. Consent to Jurisdiction; Appointment of Agent for Service of Process.

     (a) Consent to Jurisdiction. The Company, by its execution and delivery of this Agreement, hereby irrevocably consents and submits to the nonexclusive jurisdiction of any New York Court in personam generally and unconditionally in respect of any such suit or proceeding.

     (b) Appointment of Agent for Service of Process. The Company further, by its execution and delivery of this Agreement, irrevocably designate, appoint and empower CT Corporation System as its designee, appointee and authorized agent (the "Authorized Agent") to receive for and on its behalf service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against the Company with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement and that may be made on the Authorized Agent in accordance with legal procedures prescribed for such courts, and it being understood that the designation and appointment of CT Corporation System as the Authorized Agent shall become effective immediately without any further action on the part of the Company. The Company represents to each Underwriter that it has notified CT Corporation System of such designation and appointment and that CT Corporation System has accepted the same. The Company further agrees that, to the extent permitted by law, proper service of process upon CT Corporation System (or its successors as agent for service of process) and written notice of said service to the Company pursuant to this Section 14, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Company agrees to designate a new designee, appointee and agent in The City of New York, New York on the terms and for the purposes of this Section 14 reasonably satisfactory to the Representative. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against the Company by serving a copy thereof upon the relevant agent for service of process referred to in this Section 14 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) and by mailing copies thereof by registered or certified air mail, postage prepaid, to the Company at the address specified in or designated pursuant to this Agreement. The Company agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Underwriters and the other persons referred to in Sections 6 and 7 to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or bring actions, suits or proceedings against the Company in such other jurisdictions, and in such manner, as may be permitted by applicable law. The

Company hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in any New York Court and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

     SECTION 15. Judgment Currency. The Company agrees to indemnify each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Underwriter severally agrees to indemnify the Company, its directors, each of its officers who signed the Registration Statement, the ADR Registration Statement and the Form 8-A Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any loss incurred, as incurred, as a result of any judgment being given in connection with this Agreement, the Prospectus, the Registration Statement, the ADR Registration Statement or the Form 8-A Registration Statement for which indemnification is provided by such person pursuant to Section 6 of this Agreement and any such judgment or order being paid in a currency (the "Judgment Currency") other than US dollars as a result of any variation as between (i) the spot rate of exchange in New York at which the Judgment Currency would have been convertible into US dollars as of the date such judgment or order is entered, and (ii) the spot rate of exchange at which the indemnified party is first able to purchase US dollars with the amount of the Judgment Currency actually received by the indemnified party. If, alternatively, the indemnified party receives a profit as a result of such currency conversion, it will return any such profits to the indemnifying party (after taking into account any taxes or other costs arising in connection with such conversion and repayment). The foregoing indemnity shall constitute a separate and independent, several and not joint, obligation of the Company and the Underwriters and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

     SECTION 16. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative care of Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 250 Vesey Street, New York, New York 10080, attention of Equity Capital Markets; and notices to the Company shall be directed to it at 8th Floor, East Tower, 6 Gongyuan West Street, Jian Guo Men Nei, Beijing 100005, People's Republic of China, attention:
Carl Yeung, Chief Financial Officer.

     SECTION 17. No Advisory or Fiduciary Relationship Notices. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its respective stockholders, creditors, employees or any other party, (c) no

Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and
(e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

     SECTION 18. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 19. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS MAY BE OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 20. Effect of Headings. The Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 21. Definitions. For purposes of this Agreement, (a) "business day" means any day other than Saturday or Sunday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 under the 1933 Act Regulations.

     SECTION 22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all counterparts shall together constitute one and the same Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

                                            Very truly yours,

                                            ATA INC.



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:




CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By:
    --------------------------------------
             Authorized Signatory

For themselves and as Representative of
the other Underwriters named in
Schedule A hereto

                                   Schedule A

                              LIST OF UNDERWRITERS

                                                                                 Number of Initial Securities
Name of Underwriter                                                                  (in the form of ADSs)
-------------------                                                              -----------------------------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..........................................                                     [-]
Piper Jaffray & Co................................................                                     [-]
Susquehanna Financial Group, LLLP.................................                                     [-]
                                                                                             -------------

    Total.........................................................                                     [-]
                                                                                             -------------

                                     Sch A-1

                                   Schedule B

                                 OFFERING PRICE


                                    ATA INC.
       [-] American Depositary Shares, each representing two Common Shares
                        (Par Value $[-] Per Common Share)


     1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $[-].

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $[-], being an amount equal to the initial public offering price set forth above less $[-] per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                     Sch B-1

                                   Schedule C

                LIST OF PERSONS AND ENTITIES SUBJECT TO LOCK-UP

 1.   Ma Xiaofeng
 2.   Wang Lin
 3.   Carl Yeung
 4.   Andrew Yan
 5.   Lynda Lau
 6.   Hope Ni
 7.   Alec Tsui
 8.   Patrick Tien
 9.   Alex Tong
10.   Paul Hsu
11.   Pro-Winner Limited
12.   SB Asia Investment Fund II, L.P.
13.   Able Knight Development Limited
14.   Creation Linkage Development Limited
15.   New Beauty Holdings Limited
16.   Wealth Treasure Management Limited
17.   Valley Joy Limited
18.   Capitalink Holdings Limited
19.   Mutual Step Holdings Limited
20.   Art Kind Technology Limited
21.   Art Grace Development Limited
22.   Joy Spread Development Limited
23.   Winning King Ltd

                                     Sch C-1

                                   Schedule D

                  ISSUER GENERAL USE FREE WRITING PROSPECTUSES


                                       [-]

                                     Sch D-1

                                                                       Exhibit A

               FORM OF OPINION OF COMPANY'S CAYMAN ISLANDS COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)

1. The Company has been duly incorporated and is validly existing under the laws of the Cayman Islands and is validly existing as an exempted company and in good standing (meaning that it has not failed to make any filing with any Cayman Islands government authority or to pay any Cayman Islands government fee or tax which might make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the Cayman Islands) and has the corporate power and authority to conduct its business and to own, lease and operate its properties in accordance with its memorandum of association and as described in the Registration Statement and the Prospectus.

2. The Company has the authorized and issued share capital set forth in the Registration Statement and the Prospectus. Based solely upon our review of the certified copy of the register of members as at [ ] 2008 ("Certified Register of Members"), [ ] Common Shares, [ ] series A preferred Shares and [ ] series A1 preferred Shares (together "Preferred Shares") were in issue as at the date set out in the Certified Register of Members and such issued Common Shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable (meaning that no further sums are payable to the Company on such Common Shares) and are not, with effect from the closing of the Underwriting Agreement ("Closing"), subject to any pre-emptive or similar rights under Cayman Islands law or the memorandum and articles of association of the Company and conform to the descriptions thereof contained in the Prospectus. All of the Common Shares issuable upon the mandatory conversion of the Preferred Shares as described in the Prospectus have been duly authorized and prior to or concurrently with Closing will be converted into Common Shares and all such Common Shares will be validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on such Common Shares). A member registered in the register of members of the Company will be deemed, as a matter of law of the Cayman Islands, to have legal title to those Common Shares set against its name in such register of members.

3. The Common Shares to be issued and sold by the Company under the Underwriting Agreement have been duly authorized, and when issued and delivered by the Company to the Underwriters pursuant to the Underwriting Agreement against payment in full of the consideration set forth in the Underwriting Agreement, will have been validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on such Common Shares) and such Common Shares will not be subject to any pre-emptive or similar rights under Cayman Islands law or the memorandum and articles of association of the Company.

4. The Company has the necessary corporate power and authority to enter into and perform its obligations under the Transaction Documents. The issue and sale of the Common Shares in the form of ADSs, the ADSs being delivered at such time of delivery, the deposit of the Common Shares with the Depositary against the issuance of the ADRs evidencing the ADSs to be delivered at such time of delivery, the filing of the Registration Statement and ADR Registration Statement, the execution and delivery of the Transaction Documents by the Company and the performance by the Company of its obligations thereunder will not violate (i)

                                     Exh A-1
the memorandum or articles of association of the Company, including the Amended Articles of Association, or (ii) any applicable law, regulation, order or decree in the Cayman Islands.

5. The sale, assignment, transfer or delivery to the Underwriters of the Common Shares to be allotted, issued and sold by the Company pursuant to the Underwriting Agreement upon delivery and payment in accordance with the Underwriting Agreement will give good and valid legal title to the Common Shares to the Underwriters free of all restrictions on transfer (other than those restrictions under the Amended Articles of Association), liens, encumbrances, security interests and claims whatsoever in favor of the Company under the memorandum and articles of association of the Company.

6. The Company has taken all corporate action required to authorize its execution, delivery and performance of the Transaction Documents. The Transaction Documents have been duly executed and delivered by or on behalf of the Company, and constitute valid and binding obligations of the Company enforceable in accordance with the terms thereof.

7. No order, consent, approval, license, authorization or validation of or exemption by any government or public body or authority of the Cayman Islands or any sub-division thereof is required to authorize or is required in connection with the issue and sale of the Common Shares and the ADSs, the deposit of the Common Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the filing of the Registration Statement and the ADR Registration Statement and the execution, delivery, performance and enforcement of the Transaction Documents, issue and delivery of the Common Shares and the payment of any amount under the Transaction Documents (other than court filings if legal proceedings are brought in the Cayman Islands).

8. It is not necessary or desirable to ensure the enforceability, legality, validity or admissibility in evidence in the Cayman Islands of the Transaction Documents that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in the Cayman Islands (other than court filings in the ordinary course of proceedings). However, to the extent that any of the Transaction Documents creates a charge over assets of the Company, the Company and its Directors are under an obligation to enter such charge in the Register of Mortgages and Charges of the Company in accordance with section 54 of the Companies Law. While there is no exhaustive definition of a charge under Cayman Islands law, a charge normally has the following characteristics:

(i) it is a proprietary interest granted by way of security which entitles the chargee to resort to the charged property only for the purposes of satisfying some liability due to the chargee (whether from the chargor or a third party); and

(ii) the chargor retains an equity of redemption to have the property restored to him when the liability has been discharged.

However, as the Transaction Documents are governed by the Foreign Laws, the question of

                                     Exh A-2
whether they would possess these particular characteristics would be determined under the Foreign Laws.

9. There is no stamp, registration or similar tax or duty to be paid on or in relation to any of the Transaction Documents provided that they are executed and remain outside the Cayman Islands. If it becomes necessary to bring any of the Transaction Documents into the Cayman Islands for enforcement or otherwise, nominal stamp duty will be payable on such Transaction Documents. In the case of any Transaction Document creating security over movable property granted by an exempted company, an ordinary non-resident company or a foreign company, stamp duty will be payable on an ad valorem basis to a maximum of CI$500.00 (US$600.00). Apart from the payment of stamp duty and court filing fees in the ordinary course of court proceedings, there are no acts, conditions or things required by the laws and regulations of the Cayman Islands to be done, fulfilled or performed in order to make any of the Transaction Documents admissible in evidence in the Cayman Islands.

10. The statements in the Registration Statement and the Prospectus under the captions, "Risk Factors," "Dividend Policy," "Enforcement of Civil Liabilities," "Management," "Description of Share Capital", and "Taxation--Cayman Islands Taxation", insofar and to the extent that they constitute a summary or description of the laws and regulations of the Cayman Islands, a summary of the terms of the share capital of the Company and a summary of the Amended Articles of Association, are true and correct in all respects and nothing has been omitted from such statements which would make them misleading in any material respect.

11. There is no limitation on the rights of holders of Common Shares to hold, vote or transfer their Common Shares under the Companies Law.

12. The Registration Statement, the Prospectus and the ADR Registration Statement and the filing of the Registration Statement, the Prospectus and the ADR Registration Statement with the SEC have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADR Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company.

13. Except as described in the Registration Statement and the Prospectus, no taxes, imposts or duties of any nature (including, without limitation, stamp or other issuance or transfer taxes or duties and capital gains, income, witholding or other taxes) are payable by or on behalf of the Underwriters to the Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with (i) the allotment, issuance, and initial sale of the Common Shares or the ADSs; (ii) the initial sale of the Common Shares and ADSs to the Underwriters in the manner contemplated in the Transaction Documents; (iii) the resale and delivery of the Common Shares and ADSs by the Underwriters in the manner contemplated in the Registration Statement and the Prospectus; (iv) the declaration and payment of dividends on the Common Shares; (v) the entering of the Depositary as the registered holder of the Common Shares; or (vi) the deposit with the Depositary of Common Shares by the Company against the issuance of ADRs evidencing the ADSs; (vii) the filing of the Registration Statement and the ADR Registration Statement; (viii) the execution, delivery, enforcement or admissibility in evidence of the Transaction Documents or the performance by the parties of their respective obligations

                                     Exh A-3
thereunder, or (ix) the sale and delivery outside of the Cayman Islands of the ADSs by the Underwriters to the initial purchasers thereof.

14. All dividends and other distributions declared and payable on the Common Shares of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary and may be converted into foreign currency that may be freely transferred out of the Cayman Islands, and all such dividends and other distributions are not subject to withholding or other taxes under the laws and regulations of the Cayman Islands and may otherwise be made free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any governmental licenses, consents, authorization, sanctions, permissions, declarations, approvals, orders, registrations, clearances, certificates, permits, reports and filings in the Cayman Islands.

15. The choice of the Foreign Laws as the governing law of the Transaction Documents is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The submission in the Transaction Documents to the non-exclusive jurisdiction of the Foreign Courts is valid and binding upon the Company. The Company can sue and be sued in its own name under the laws of the Cayman Islands.

16. The courts of the Cayman Islands would recognize as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Transaction Documents under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands.

17. Based solely upon a search of the Register of Writs and other Originating
Process of the Grand Court of the Cayman Islands conducted on [      ] 2008
(which would not reveal details of matters which have been filed but not actually entered in the Register of Writs and other Originating Process at the time of our search), no legal or governmental proceedings were pending against the Company or any property of the Company and no petitions to wind up the Company had been filed in the Grand Court of the Cayman Islands as at the date and time of our search.

17. There are no statutes or regulations that are required to be described in the Registration Statement and the Prospectus under the Companies Law.

18. The Transaction Documents are in an acceptable legal form under the laws of the

                                     Exh A-4

Cayman Islands for enforcement thereof against the Company in the Cayman Islands in accordance with its terms.

19. There is no exchange control legislation under Cayman Islands law and accordingly there are no exchange control regulations imposed under Cayman Islands law.

20. The Company is not entitled to any immunity under the laws of the Cayman Islands, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Documents in respect of itself or its property.

21. The Underwriters have standing to bring an action or proceedings before the appropriate courts in the Cayman Islands for the enforcement of the Underwriting Agreement. It is not necessary or advisable (A) in order for the Underwriters to enforce their rights under the Underwriting Agreement, including the exercise of remedies thereunder, or (B) solely by reason of the execution, delivery or performance of the Underwriting Agreement, that the Underwriters be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands.

22. When executed for and on behalf of the Company, the Share Certificate will be admissible in evidence as proof of title of the shareholder named therein to the Common Shares specified in the Share Certificate.

23. The appointment of CT Corporation System to accept service of process in the Foreign Courts and the waiver by the Company of any objection to the venue of a proceeding in the Foreign Courts pursuant to the Deposit Agreement and the Underwriting Agreement is legal, valid and binding on the Company.

24. The Depositary will not be required by any law of the Cayman Islands to make any report to any Cayman Islands governmental authority or regulatory body with respect to the ADSs or the Common Shares by virtue of it being a party to the Deposit Agreement and exercising its rights and performing its obligations thereunder.

25. The indemnification and contribution provisions set forth in Sections 6 and 7 of the Underwriting Agreement and the indemnification provisions set forth in
Section 5.8 of the Deposit Agreement do not contravene the public policy or laws of the Cayman Islands.

26. The Cayman Islands currently levy no taxes on individuals or corporations based upon profits, income, gains or appreciations and there is no taxation in the nature of inheritance tax or estate duty.

27. There is nothing in the law of the Cayman Islands or the Amended Articles of Association which prevents the exercise of any right or the enjoyment of any benefit to which an ADS holder is entitled as a result of owning an ADS issued under the terms of the Deposit Agreement and which has not been disclosed in the Deposit Agreement and the form of receipt attached to the Deposit Agreement.

28. There are no reporting obligations under the laws of the Cayman Islands on holders of the

                                     Exh A-5

ADSs that have not been disclosed in the Deposit Agreement and the form of receipt attached to the Deposit Agreement.

                                     Exh A-6

                                                                       Exhibit B



           FORM OF OPINION OF COMPANY'S BRITISH VIRGIN ISLANDS COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

1. The Company is duly incorporated and existing under the laws of the British Virgin Islands in good standing (meaning solely that it has not failed to make any filing with any British Virgin Islands governmental authority or to pay any British Virgin Islands government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the British Virgin Islands) and has the corporate power and authority required to own, lease and operate its properties in accordance with its memorandum of association.

2. Based solely on a search of the public records in respect of the Company maintained at the offices of the Registrar of Corporate Affairs at [ ] am on
[     ] 2008 (which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search) and a search of the Index of Civil Suits maintained at the Supreme Court Registry, Road Town, Tortola British Virgin
Islands conducted at [ ] pm on [      ] 2008 (which would not reveal details of
proceedings which have been filed but not actually entered in the Index of Civil Suits at the time of our search), there are no judgments against the Company, nor any legal or governmental proceedings pending in the British Virgin Islands to which the Company is subject. Further, based solely on the search of the public records in respect of the Company maintained at the offices of the Registrar of Corporate Affairs mentioned above, no details have been lodged or any steps taken in the British Virgin Islands for the appointment of a receiver, administrator or liquidator to, or for the winding-up, dissolution, reconstruction or reorganisation of the Company (however, it should be noted that (i) failure to file notice of appointment of a receiver does not invalidate the receivership but only gives rise to penalties on the part of the receiver and (ii) in the case of the appointment of a liquidator, notice of the appointment of a liquidator may be filed up to 14 days after the actual appointment).

3. Based solely upon a review of the Register of Members of the Company
certified by a director of the Company on [      ] 2008, ATA Inc. is the sole
shareholder of [      ] common shares, [      ] series A shares, [     ] series
A1 shares and [      ] treasury shares of the Company representing the entire
issued share capital thereof. A member registered in the Register of Members of the Company will be deemed, as a matter of law of the British Virgin Islands to have legal title to those shares set against its name in such Register of Members.

                                    Exh B-1

4. The Company is free to acquire, hold and sell foreign currency and securities without restriction.

5. Based solely upon a review of the Register of Members, no notice of the existence of a mortgage or charge has been entered on the Register of Members. It should be noted that such notice is not mandatory under British Virgin Islands law.

6. Under the current laws and regulations of the British Virgin Islands, all dividends and other distributions declared and payable on the shares of the Company in cash may be freely transferred out of the British Virgin Islands and may be freely converted into United States dollars, in each case without there being required any consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in the British Virgin Islands; and all such dividends and other distributions will not be subject to withholding or deduction for or on account of any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the British Virgin Islands or any political subdivision or authority thereof or therein having power to tax.

                                    Exh B-2

7. There is no exchange control legislation under British Virgin Islands law and accordingly there is no exchange control regulation imposed under British Virgin Islands law.

                                    Exh B-3

                                                                       Exhibit C

                    FORM OF OPINION OF COMPANY'S U.S. COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(d)

1. The Underwriting Agreement has been duly executed and delivered by the Company.

2. The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and possible judicial action giving effect to foreign laws or foreign judicial or governmental action affecting creditors' rights, and (ii) we express no opinion regarding any indemnification or contribution provisions (clauses (i) and (ii) above are hereinafter referred to as the "ENFORCEABILITY EXCEPTIONS").

3. Upon due issuance by the Depositary of American Depositary Receipts ("ADRS") evidencing ADSs against the deposit of Common Shares in respect thereof in accordance with the terms of the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement.

4. The execution, delivery and performance by the Company of the Underwriting Agreement and the Deposit Agreement, the issuance of the Common Shares and the deposit of the Common Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the issuance and sale of the Common Shares and the ADSs being delivered at the First Closing Date, and the consummation of the transactions contemplated in the Underwriting Agreement and Deposit Agreement do not and will not violate any current New York or U.S. federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to the transactions of the type contemplated by the Underwriting Agreement and the Deposit Agreement.

5. No order, consent, permit or approval of, and notice or filing with, any New York or U.S. federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to the transactions of the type contemplated by the Underwriting Agreement or the Deposit Agreement is required on the part of the Company for the consummation by the Company of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement, including the issuance and sale by the Company of the ADSs being delivered on the date hereof, except as have been obtained under the Securities Act and as may be required under state securities or "Blue Sky" laws in connection with the offer and sale of the ADSs.

6. The statements set forth in the Prospectus under the caption "Description of American Depositary Shares", insofar as they summarize certain terms of the Deposit Agreement and the ADSs, and under the caption "Shares Eligible for Future Sale," insofar as they summarize certain provisions of the U.S. federal securities laws and regulations and certain provisions of the documents referred to therein, and under the caption "Underwriting," insofar as they summarize certain provisions of the Underwriting Agreement, fairly summarize the information disclosed therein in all material respects.

7. The statements set forth in the Prospectus under the caption
"Taxation--United States Federal Income Taxation," insofar as they purport to constitute matters of U.S. federal tax laws and regulations or legal conclusions with respect thereto (and subject to the qualifications and limitations thereunder), fairly summarize the information disclosed therein in all material respects.

                                     Exh C-1

8. Assuming the validity of such actions under the laws of the Cayman Islands and subject to each of the Enforceability Exceptions, the Company has, under the laws of the State of New York relating to personal jurisdiction, pursuant to Section [14] of the Underwriting Agreement and pursuant to Section [7.6] of the Deposit Agreement, in each case validly submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "NEW YORK COURT") in any action arising out of or relating to the Underwriting Agreement or the Deposit Agreement, has validly and irrevocably waived any objection to the venue of a proceeding in any such court and any claim of inconvenient forum, and has validly and irrevocably appointed CT Corporation System as its authorized agent for the purpose described in Section [14] of the Underwriting Agreement and Section [7.6] of the Deposit Agreement. Service of process in the manner set forth in Section [14] of the Underwriting Agreement and Section [7.6] of the Deposit Agreement will be effective under the laws of the State of New York to confer valid personal jurisdiction over the Company in a New York Court.

9. The Company is not an investment company required to register under the Investment Company Act of 190, as amended.

10. We confirm that the Registration Statement, as of the date it became effective, the Prospectus, as of its date, and the ADR Registration Statement, as of the date it became effective, each appeared on its face to comply in all material respects with the requirements as to form under the 1933 Act and the applicable rules and regulations thereunder (in each case other than the financial statements and other financial information contained therein or omitted therefrom, as to which we express no opinion).

11. We confirm that no facts have come to our attention that caused us to believe that (a) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Disclosure Package, as of the Applicable Time and the

                                     Exh C-2
date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (c) the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
(d) the ADR Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the financial statements or other financial or accounting data contained in or omitted from the Registration Statement, the Disclosure Package or the Prospectus, on which we have not been requested to comment.

                                     Exh C-3

                                                                       Exhibit D



      FORM OF OPINION OF COMPANY'S PEOPLE'S REPUBLIC OF CHINA COUNSEL TO BE
                       DELIVERED PURSUANT TO SECTION 5(e)

1. ATA Testing has been duly incorporated and is validly existing as a wholly foreign owned enterprise with limited liability and enterprise legal person status in good standing under the PRC Laws. All of the registered capital of ATA Testing is fully paid and non-assessable, and 100% of the equity interest in the registered capital of ATA Testing is owned by ATA BVI and such equity interest is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, or any third party right. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in ATA Testing. The business license of ATA Testing is in full force and effect. The articles of association of ATA Testing comply with the requirements of applicable PRC Laws and are in full force and effect. ATA Testing has full legal right, power and authority (corporate and other) and all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court, governmental agency or body having jurisdiction over ATA Testing or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Registration Statement and the Prospectus.

2. ATA Learning has been duly incorporated and is validly existing as a wholly foreign owned enterprise with limited liability and enterprise legal person status in good standing under the PRC Laws. All of the registered capital of ATA Learning is fully paid and non-assessable, and 100% of the equity interest in the registered capital of ATA Learning is owned by ATA BVI and such equity interest is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, or any third party right. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in ATA Learning. The business license of ATA Learning is in full force and effect. The articles of association of ATA Learning comply with the requirements of applicable PRC Laws and are in full force and effect. ATA Learning has full legal right, power and authority (corporate and other) and all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court, governmental agency or body having jurisdiction over ATA Learning or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Registration Statement and the Prospectus.

3. ATA Online has been duly incorporated and is validly existing as a limited liability company with enterprise legal person status in good standing under the laws of the PRC. All of the registered capital of ATA Online amounting to RMB1,000,000 is fully paid and non-assessable, and 90% and 10% of the equity interest in the registered capital of ATA Online is

                                    Exh D-1
owned by Kevin Xiaofeng Ma and Walter Lin Wang, respectively, and such equity interests are, each, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, or any third party right, except for the pledge created under the Equity Pledge Agreement and the purchase option created under the Call Option and Cooperation Agreement. Each of Shareholders of ATA Online is a PRC citizen and has the right and capacity to enter into the agreements to which he is a party. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in ATA Online. The business license of ATA Online is in full force and effect. The articles of association of ATA Online comply with the requirements of applicable PRC Laws and are in full force and effect. ATA Online has full legal right, power and authority (corporate and other) and has all consents, approvals, authorizations, orders, registrations, clearances and qualifications of, or with any court, governmental agency or body having jurisdiction over ATA Online or any of its properties required for the ownership or lease of property by it and the conduct of its business and, except as disclosed in the Registration Statement and the Prospectus, has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Registration Statement and the Prospectus.

4. ATA Learning has the corporate power to enter into and perform its obligations under each of the Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has duly authorized, executed and delivered, each of the Documents to which it is a party. Each of the Documents to which ATA Learning is a party constitutes a valid and legally binding obligation of ATA Learning in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

5. ATA Online has the corporate power to enter into and perform its obligations under each of the Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has duly authorized, executed and delivered, each of the Documents to which it is a party. Each of the Documents to which ATA Online is a party constitutes a valid and legally binding obligation of ATA Online in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

6. Each of Shareholders of ATA Online has duly executed and delivered each of the Documents to which he is a party. Each of the Documents to which each of Shareholders of ATA Online is a party constitutes a valid and legally binding obligation of each of the Shareholders of ATA Online in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

7. The execution and delivery by ATA Learning of, and the performance by ATA Learning of its obligations under, each of the Documents to which it is a party and the consummation by ATA Learning of the transactions contemplated therein
(a) will not conflict with or result in a

                                    Exh D-2
breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which ATA Learning is a party or by which ATA Learning is bound or to which any of the properties or assets of ATA Learning is bound or to which any of the properties or assets of ATA Learning is subject, except for such conflicts, breaches, violations or defaults which would not (i) individually or in the aggregate, have a materially adverse effect on the general affairs, management, shareholders' equity, results of operations or position, financial or otherwise, of ATA Learning, or (ii) affect the validity of, or have any adverse effect on, the issue and sale of the Shares and the ADSs or the other transactions contemplated in connection with the Offering; (b) will not result in any violation of the provisions of the articles of association, business license and other constitutive documents of ATA Learning; and (c) will not result in any violation of any PRC Laws.

8. The execution and delivery by ATA Online of, and the performance by ATA Online of its obligations under, each of the Documents to which it is a party and the consummation by ATA Online of the transactions contemplated therein (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which ATA Online or any of its subsidiaries is a party or by which ATA Online is bound or to which any of the properties or assets of ATA Online is bound or to which any of the properties or assets of ATA Online is subject, except for such conflicts, breaches, violations or defaults which would not (i) individually or in the aggregate, have a materially adverse effect on the general affairs, management, shareholders' equity, results of operations or position, financial or otherwise, of ATA Online, taken as a whole, or (ii) affect the validity of, or have any adverse effect on, the issue and sale of the Shares and the ADSs or the other transactions contemplated in connection with the Offering; (b) will not result in any violation of the provisions of the articles of association, business license of ATA Online; and (c) will not result in any violation of any PRC Laws.

9. The execution and delivery by each of the Shareholders of ATA Online of, and the performance by each of Shareholders of ATA Online of his obligations under each of the Documents to which each of the Shareholders of ATA Online is a party and the consummation by each of Shareholders of ATA Online of the transactions contemplated therein will not result in any violation of any PRC Laws.

10. Each of the Documents is in proper legal form under the PRC Laws for the enforcement thereof against ATA Learning, ATA Online, the Shareholders of ATA Online, as the case may be, in the PRC without further action by ATA Learning, ATA Online or the Shareholders of ATA Online; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Documents in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC.

11. Each of the Company, ATA BVI, ATA Testing, ATA Learning and ATA Online has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental or regulatory agencies in the PRC or any court in the PRC to own, lease, license and use its properties, assets and conduct

                                    Exh D-3
its business in the manner described in the Registration Statement and the Prospectus and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Registration Statement and the Prospectus. To the best of our knowledge after due inquiry, the business operations of each of the Company, ATA BVI, ATA Testing, ATA Learning and ATA Online, as described in the Registration Statement and the Prospectus, are in compliance with the existing PRC Laws (including laws and regulations relating to privacy protection and advertising) and the relevant regulatory authorities in the PRC are unlikely to impose any monetary penalty on any of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online or order any of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online to cease any of its current operations. To the best of our knowledge after due inquiry, none of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online has any reason to believe that any regulatory body in the PRC is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and each of the Company, ATA BVI, ATA Testing, ATA Learning and ATA Online is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects.

12. Except as disclosed in the Registration Statement and the Prospectus, none of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online is in breach of or in default under (i) any PRC Laws, (ii) any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any PRC governmental agencies, or (iii) any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to us and governed by the PRC Laws binding upon any of the Company, ATA BVI, ATA Testing, ATA Learning and ATA Online. Except as disclosed in the Registration Statement and the Prospectus, none of ATA Testing, ATA Learning or ATA Online is in breach of or in default under their respective constituent documents. The issuance, sale and delivery of the ADSs by the Company as described in the Registration Statement and the Prospectus will not conflict with or result in a breach or violation of the provisions of any applicable PRC Laws.

13. The application of the net proceeds to be received by the Company from the Offering as contemplated in the Registration Statement and the Prospectus will not contravene any provision of applicable PRC law, rule or regulation, or any business license of the Company granted by any PRC governmental agencies, or contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to us and governed by the PRC laws binding upon any of the Company, ATA BVI, ATA Testing, ATA Learning, or ATA Online, or any judgment, order or decree of any governmental agency in the PRC.

14. Except as disclosed in the Registration Statement and the Prospectus, each of ATA Testing, ATA Learning and ATA Online has valid title to all of its properties and assets, in each case, free and clear of all liens, charges, encumbrances, equities, claims, defects, options or restrictions; each lease agreement to which any of ATA Testing, ATA Learning or ATA Online is a party is legally executed; except as described in the Registration Statement and the Prospectus, the leasehold interests of each of ATA Testing, ATA Learning and ATA Online are protected by the terms of the lease agreements to the extent provided under the PRC Laws, which are valid, binding and enforceable in accordance with their respective terms under PRC

                                    Exh D-4

Laws; and, to the best of our knowledge, none ATA Testing, ATA Learning or ATA Online owns, operates, manages or has any other right or interest in any other material real property of any kind, except as described in the Registration Statement and the Prospectus.

15. To the best of our knowledge, there are no outstanding guarantees or contingent payment obligations in the PRC of any of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online that could reasonably be expected to have a material adverse effect except as disclosed in the Registration Statement and the Prospectus.

16. To the best of our knowledge after due and reasonable inquiry, there are no legal, governmental, administrative or arbitrative proceedings before any court of the PRC or before or by any governmental or regulatory agency in the PRC pending or threatened against or involving the properties or business of any of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online, or to which any of the properties of any of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online is subject, which would reasonably be expected to individually or in the aggregate have a material adverse effect.

17. All matters of PRC law and practice relating to the Company, ATA BVI, ATA Testing, ATA Learning and ATA Online, and their respective businesses, and other statements with respect to or involving PRC law set forth in the Registration Statement and the Prospectus are correctly set forth therein, and nothing has been omitted from such statements which would make the same misleading in any material respect.

18. To the best of our knowledge after due inquiry, none of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse effect.

19. To the best of our knowledge after due inquiry, except as described in the Registration Statement and the Prospectus, none of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online possess any other registered intellectual property, and each of the Company, ATA BVI, ATA Testing, ATA Learning and ATA Online possesses valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in the ordinary course of their business, and to the best of our knowledge, none of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing.

20. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement and the Deposit Agreement and the consummation by the Company of the transactions contemplated herein and therein, including the issue and sale of the Shares and the ADSs under the Underwriting Agreement and the Deposit Agreement, and the compliance by the Company with all of the provisions of the

                                    Exh D-5

Underwriting Agreement and the Deposit Agreement (A) do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us and governed by the PRC Laws and to which any of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online is a party or by which any of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online is bound or to which any of the properties or assets of any of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online is bound or to which any of the properties or assets of any of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online is subject, except for such conflict, breach, violation or default, as the case may be, would not reasonably to be expected to have a material adverse effect, (B) do not and will not result in any violation of the provisions of the articles of association, business licenses or any other constituent documents of any of ATA Testing, ATA Learning or ATA Online, (C) do not and will not result in any violation of any provision of PRC Laws.

21. No governmental authorizations or approvals from any governmental agency in the PRC is required for (A) the issue and sale of the Shares and the ADSs represented thereof at the Date of Delivery to be sold by the Company pursuant to the Underwriting Agreement, (B) the deposit of the Shares represented by the ADSs with the Depositary or its nominee, and (C) the consummation by the Company and the Depositary of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement, as applicable.

22. There are no reporting obligations under PRC law on non-PRC holders of the ADSs or the Shares.

23. As a matter of PRC law, no holder of the ADSs or the Shares who is not a PRC resident for tax or other purpose will be subject to any personal liability, or be subject to a requirement to be licensed or otherwise qualified to do business or be deemed domiciled or resident in the PRC, by virtue only of holding such ADSs or Shares. There are no limitations under PRC law on the rights of holders of the ADSs or the Shares who are not PRC residents to hold, vote or transfer their securities nor any statutory pre-emptive rights or transfer restrictions under the PRC Laws that are applicable to the ADSs or the Shares.

24. The statements set forth in the Registration Statement and the Prospectus under the captions "Summary," "Risk Factors," "Dividend Policy," "Enforcement of Civil Liabilities," "Business," "Regulations," "Management," "Related Party Transactions," "Description of Share Capital," and "Taxation," insofar as such statements describe or summarize PRC legal or regulatory matters, or documents, agreements or proceedings governed by PRC law, are true and accurate, and fairly present or fairly summarize the PRC legal and regulatory matters, documents, agreements or proceedings referred to therein; and such statements did not contain and will not contain an untrue statement of a material fact, and did not omit and will not omit to state any material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading.

25. The submission of the Company to the non-exclusive jurisdiction of the New York Courts, the waiver by the Company of any objection to the venue of a proceeding in a New York Court, the waiver and agreement of the Company not to plead an inconvenient forum, and the

                                    Exh D-6
agreement of the Company that the Underwriting Agreement and the Deposit Agreement be construed in accordance with and governed by the laws of the State of New York will be recognized by PRC courts; service of process effected in the manner set forth in the Underwriting Agreement, insofar as the PRC Laws are concerned, will be effective to confer jurisdiction over the Company in the PRC.

26. The indemnification and contribution provisions set forth in the Underwriting Agreement and the Deposit Agreement do not contravene the public policy or laws of the PRC; assuming due authorization, execution and delivery by each other party thereto, each of Underwriting Agreement and the Deposit Agreement is in proper legal form under PRC law for the enforcement thereof against the Company, subject to compliance with relevant civil procedural requirements; and to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement and the Deposit Agreement in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any such document.

27. Except as disclosed in the Registration Statement and the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Company, ATA BVI, ATA Testing, ATA Learning, ATA Online, any Underwriter or the Depositary to the PRC government or any political subdivision or taxing authority thereof or therein in connection with (A) the creation, issuance, sale and delivery of the ADSs and the Shares, (B) the deposit with the Depositary of Ordinary Shares by the Company pursuant to the Deposit Agreement against issuances of the ADSs, (C) the sale and delivery by the Company of the ADSs to or for the accounts of the Underwriters in the manner contemplated in the Underwriting Agreement and the Deposit Agreement, (D) the execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement by the Company, or (E) the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated in the Registration Statement and the Prospectus.

28. The entry into, and performance or enforcement of the Underwriting Agreement and the Deposit Agreement in accordance with its respective terms will not subject any of the Underwriters or the Depositary to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter or the Depositary be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws or regulations in the PRC by reason of entry into, performance or enforcement of the Underwriting Agreement and the Deposit Agreement.

29. The Depositary will not (absent negligence, bad faith or breach of contract and general principle of agency) be subject to any potential liability under PRC laws for taking any action contemplated in the Deposit Agreement.

30. Under the laws of the PRC, none of the Company, ATA BVI, ATA Testing, ATA Learning or ATA Online, or any of their respective properties, assets or revenues, is entitled to any right of immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any court in the PRC, service of process,

                                    Exh D-7
attachment prior to or in aid of execution of judgment, or other legal process or proceeding for the granting of any relief or the enforcement of any judgment.

31. Except as disclosed in the Registration Statement and the Prospectus, the Company has taken all reasonable steps to comply with, and to ensure compliance by all of the Company's shareholders who shall be defined as PRC individual residents with any applicable SAFE Rules and Regulations, including without limitation, taking reasonable steps to require each shareholder that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

32. Nothing has come to our attention that causes us to believe that any part of a Registration Statement or the Prospectus (other than non-PRC legal or regulatory matters and the financial statements and related schedules therein, as to which we express no opinion) or any amendment thereto, as of its effective date or as of the Date of Delivery, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

33. On August 8, 2006, six PRC regulatory agencies, including the Chinese Securities Regulatory Commission, or CSRC, promulgated a rule entitled "Provisions Regarding Mergers and Acquisitions of Domestic Enterprise by Foreign Investors," or the M&A Rules, to more effectively regulate foreign investors with respect to their merger and acquisition of PRC domestic enterprises. The M&A Rules, among other things, require that an offshore company controlled by PRC companies or individuals that has acquired a PRC domestic company for the purpose of listing the PRC domestic company's equity interest on an overseas stock exchange must obtain the approval of the CSRC prior to the listing and trading of such offshore company's securities on an overseas stock exchange. The M&A Rules became effective on September 8, 2006 without retroactive effect. On September 21, 2006 the CSRC, pursuant to the M&A Rules, published on its official website procedures specifying documents and materials required to be submitted to it by offshore companies seeking CSRC approval of their overseas listings. We are of the opinion that CSRC approval is not required for this offering because (i) ATA BVI obtained its equity interest in each of its PRC subsidiaries by means of direct investment other than by acquisition of the equity or assets of a PRC domestic company and such restructuring involving ATA BVI, ATA Testing and ATA Learning was completed before September 8, 2006, the effective date of the M&A Rules and (ii) ATA Learning's contractual arrangements with ATA Online do not constitute the acquisition of ATA Online.

                                    Exh D-8

                                                                       Exhibit E

                FORM OF OPINION OF U.S. COUNSEL TO THE DEPOSITARY
                    TO BE DELIVERED PURSUANT TO SECTION 5(h)

1. The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes the valid and legally binding agreement of the Depositary, enforceable against the Depositary in accordance with its terms except to the extent that (a) enforcement thereof may be limited by (1) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and
(2) general principles of equity (regardless of whether enforceability is considered in a proceeding in law or in equity), and (b) rights to indemnity and contribution may be limited by United States federal or state securities laws or public policy; and

2. The Depositary has full power and authority to execute and deliver the Deposit Agreement and to perform its obligations thereunder; and

3. Upon the issuance by the Depositary of the ADSs against deposit of the requisite Common Shares with the Custodian in accordance with the terms and conditions of the Deposit Agreement and the Registration Statement, the ADSs will be duly and validly issued and will entitle the Holders thereof (as defined in the Deposit Agreement) to the rights specified in the ADRs evidencing the ADSs and in the Deposit Agreement; and

4. The ADR Registration Statement has been declared effective under the 1933 Act and, to our knowledge, no stop order suspending the effectiveness of the ADR Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened. The ADR Registration Statement complies as to form in all material respects with the requirements of the United States Securities Act of 1933, as amended, and the rules and regulations adopted by the Securities and Exchange Commission thereunder, in each case as known to us to be interpreted by the Staff of the Securities and Exchange Commission at this time; and

5. The statements in the Prospectus filed as part of the Registration Statement under the heading "Description of American Depositary Shares," insofar as such statements purport to describe the Depositary and summarize certain provisions of the Deposit Agreement, the ADSs and the ADRs, fairly present, in all material respects, the matters therein described.

                                     Exh E-1

                                                                       Exhibit F



                 FORM OF LOCK-UP LETTER PURSUANT TO SECTION 5(n)

Merrill Lynch, Pierce, Fenner & Smith                          January [-], 2008
            Incorporated
 as Representative of the several Underwriters
4 World Financial Center
250 Vesey Street
New York, New York 10080

                   Re:  Proposed Initial Public Offering by ATA Inc.
                        --------------------------------------------

Dear Sirs:

     The undersigned, a shareholder [and an officer and/or director] [and a subsidiary] of ATA Inc., a Cayman Islands corporation (the "Company"), understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Representative"), on behalf of the several Underwriters, proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company, providing for the public offering of the Company's Common Shares, par value $0.01 per share (the "Common Shares"), and American Depositary Shares ("ADSs"), each representing two of the Company's Common Shares. In recognition of the benefit that such offering will confer upon the undersigned as a shareholder [and an officer and/or director] [and a subsidiary] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representative that, during a period of 180 days from the date of the Underwriting Agreement (the "Lock-Up Period"), the undersigned will not, without the prior written consent of the Underwriters, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any ADSs or Common Shares or any securities convertible into or exchangeable or exercisable for ADSs or Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition(collectively, the "Lock-Up Securities"), or file, or cause to be filed, any registration statement under the United States Securities Act of 1933, as amended, with respect to any of the Lock-Up Securities or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Shares or ADSs or other securities, in cash or otherwise.

     Notwithstanding the foregoing, if:

     (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

     (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period,

                                     Exh F-1
the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representative waives, in writing, such extension.

     The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by the Representative to the Company (in accordance with Section 16 of the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 32nd day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

     The undersigned hereby consents and agrees to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Lock-Up Securities in violation of the restrictions set forth in this letter during the Lock-Up Period (as may be extended under the previous paragraph).



                                            Very truly yours,



                                            Signature:
                                                       -------------------------
                                            Print Name:

                                     Exh F-2